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                                                                    (Exhibit 18)



                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST



                   Power of Attorney of Trustees and Officers



The undersigned, an officer or Trustee, or both an officer and Trustee, of Gradison-McDonald Municipal Custodian Trust an Ohio business trust (the "Trust"), which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, a Registration Statement on N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto is hereinafter called the "Registration Statement") for the principal purpose of registering the public offering by the Trust of shares of beneficial interest without par value of its series, hereby constitutes and appoints Paul J. Weston, Richard M. Wachterman, Stephen C. Dilbone, Donald E. Weston and Robert Zutz, and each of them, with full power and substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his capacity as an officer and/or trustee of the trust, the Registration Statement as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May l995.


/S/ Patricia J. Jamieson

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                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST

                   Power of Attorney of Trustees and Officers



The undersigned, an officer or Trustee, or both an officer and Trustee, of Gradison-McDonald Municipal Custodian Trust an Ohio business trust (the "Trust"), which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, a Registration Statement on N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto is hereinafter called the "Registration Statement") for the principal purpose of registering the public offering by the Trust of shares of beneficial interest without par value of its series, hereby constitutes and appoints Paul J. Weston, Richard M. Wachterman, Stephen C. Dilbone, Donald E. Weston and Robert Zutz, and each of them, with full power and substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his capacity as an officer and/or trustee of the trust, the Registration Statement as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of October l994.


/S/ Daniel J. Castellini

                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST



                   Power of Attorney of Trustees and Officers



The undersigned, an officer or Trustee, or both an officer and Trustee, of Gradison-McDonald Municipal Custodian Trust an Ohio business trust (the "Trust"), which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, a Registration Statement on N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto is hereinafter called the "Registration Statement") for the principal purpose of registering the public offering by the Trust of shares of beneficial interest without par value of its series, hereby constitutes and appoints Paul J. Weston, Richard M. Wachterman, Stephen C. Dilbone, Donald E. Weston and Robert Zutz, and each of them, with full power and substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his capacity as an officer and/or trustee of the trust, the Registration Statement as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November l994.


/S/ Bradley E. Turner





GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST



Power of Attorney of Trustees and Officers



The undersigned, an officer or Trustee, or both an officer and Trustee, of Gradison-McDonald Municipal Custodian Trust an Ohio business trust (the "Trust"), which has filed with the Securities and Exchange Commission under the

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provisions of the Securities Act of 1933, as amended, and the provisions of the
Investment Company Act of 1940, as amended, a Registration Statement on N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto is hereinafter called the "Registration Statement") for the principal purpose of registering the public offering by the Trust of shares of beneficial interest without par value of its series, hereby constitutes and appoints Paul J. Weston, Richard M. Wachterman, Stephen C. Dilbone, Donald E. Weston and Robert Zutz, and each of them, with full power and substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his capacity as an officer and/or trustee of the trust, the Registration Statement as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, l992.


/S/ T. Emmerich





                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST



                   Power of Attorney of Trustees and Officers



The undersigned, an officer or Trustee, or both an officer and Trustee, of Gradison-McDonald Municipal Custodian Trust an Ohio business trust (the "Trust"), which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, a Registration Statement on N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto is hereinafter called the "Registration Statement") for the principal purpose of registering the public offering by the Trust of shares of beneficial interest without par value of its series, hereby constitutes and appoints Paul J. Weston, Richard M. Wachterman, Stephen C. Dilbone, Donald E. Weston and Robert Zutz, and each of them, with full power and substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his capacity as an officer and/or trustee of the trust, the Registration Statement as aforesaid, and any and all exhibits, applications and other documents to be filed with the

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Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, l992.


/S/ Stephen C. Dilbone

                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST



                   Power of Attorney of Trustees and Officers



The undersigned, an officer or Trustee, or both an officer and Trustee, of Gradison-McDonald Municipal Custodian Trust an Ohio business trust (the "Trust"), which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, a Registration Statement on N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto is hereinafter called the "Registration Statement") for the principal purpose of registering the public offering by the Trust of shares of beneficial interest without par value of its series, hereby constitutes and appoints Paul J. Weston, Richard M. Wachterman, Stephen C. Dilbone, Donald E. Weston and Robert Zutz, and each of them, with full power and substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his capacity as an officer and/or trustee of the trust, the Registration Statement as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, l992.


/S/ Jerome E. Schnee


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                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST



                   Power of Attorney of Trustees and Officers



The undersigned, an officer or Trustee, or both an officer and Trustee, of Gradison-McDonald Municipal Custodian Trust an Ohio business trust (the "Trust"), which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, a Registration Statement on N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto is hereinafter called the "Registration Statement") for the principal purpose of registering the public offering by the Trust of shares of beneficial interest without par value of its series, hereby constitutes and appoints Paul J. Weston, Richard M. Wachterman, Stephen C. Dilbone, Donald E. Weston and Robert Zutz, and each of them, with full power and substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his capacity as an officer and/or trustee of the trust, the Registration Statement as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, l992.


/S/ Richard A. Rankin

                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST



                   Power of Attorney of Trustees and Officers



The undersigned, an officer or Trustee, or both an officer and Trustee, of Gradison-McDonald Municipal Custodian Trust an Ohio business trust (the "Trust"), which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, a Registration Statement on N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto is hereinafter called the "Registration Statement") for the principal purpose of registering the public offering by the Trust of shares of beneficial interest without par value of its series, hereby constitutes and appoints Paul J. Weston, Richard M. Wachterman, Stephen C. Dilbone, Donald E. Weston and Robert Zutz, and each of them, with full power and substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his capacity as an officer and/or trustee of the trust, the Registration Statement as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, l992.


/S/ Donald E. Weston